                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                            EQUITY GROWTH PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                19.7%
Communication Services        6.2%
Consumer Cyclicals           13.0%
Consumer Staples             13.6%
Energy                        0.4%
Financial                     4.3%
Healthcare                   12.4%
Technology                   22.4%
Utilities                     0.3%
Other                         7.7%

PERFORMANCE COMPARED TO THE S&P 500 INDEX
------------------------------------

                             TOTAL RETURNS(2)
                ------------------------------------------
                                          AVERAGE ANNUAL
                   YTD       ONE YEAR    SINCE INCEPTION
                ----------  ----------  ------------------
PORTFOLIO.....      15.36%      18.95%          27.49%
INDEX.........      12.38       22.75           30.39

1. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                        PERCENT OF
        SECURITY           INDUSTRY     NET ASSETS
------------------------  -----------  -------------
Tyco International Ltd.     Capital           6.7%
                             Goods
Microsoft Corp.           Technology          4.4
General Electric Co.        Capital           4.1
                             Goods
Cisco Systems, Inc.       Technology          3.7
United Technologies
 Corp.                      Capital           3.7
                             Goods

TOP FIVE SECTORS
                       VALUE     PERCENT OF
SECTOR                 (000)     NET ASSETS
-------------------  ---------  -------------
Technology           $  19,166        22.4%
Capital Goods           16,839        19.7
Consumer Staples        11,657        13.6
Consumer Cyclicals      11,125        13.0
Healthcare              10,586        12.4

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in equity securities of U.S. and to a limited extent, foreign companies that exhibit strong or accelerating earnings growth.

For the six months ended June 30, 1999, the Portfolio had a total return of 15.36% compared to 12.38% for the S&P 500 Index (the "Index"). For the one year ended June 30, 1999, the Portfolio had a total return of 18.95% compared to 22.75% for the Index. For the period since inception on January 2, 1997 through June 30, 1999, the Portfolio had an average annual total return of 27.49% compared to 30.39% for the Index.

The first half of the year was, as usual, quite eventful. As growth investors, we were very pleased to have survived the "revenge of the value stocks" in the early part of the second quarter. The value rally occurred when investors rushed to purchase cyclically oriented companies in reaction to a stronger economy and increased interest rates. At one point during the roughly six week period of the cyclical rally, the Russell 1000 Value index had outperformed the Russell 1000 Growth index by over 1000 basis points. We were patient, stuck to our discipline and opportunistically added to some of our highest quality growth names at attractive prices. When growth moved back into vogue later in the second quarter, the Portfolio benefited.

For the second quarter, the Portfolio rose 7.53%, outperforming the S&P 500 Index return of 7.05% and the Lipper Growth index return of 6.49%. The Portfolio's non-traditional growth stock holdings such as Tyco (our largest position), Gulfstream Aerospace (acquired by General Dynamics) and AT&T were significant contributors to performance in the quarter.

The Portfolio's non-traditional growth stock holdings drove performance over the six month period as well, with Tyco and United Technologies each contributing about 180 and 175 basis points respectively and Clear Channel adding about 105 basis points to the overall return.

Tyco became our largest holding late in the first quarter when pressure due to the AMP acquisition led us to again increase our position. With the stock up 25% in the first six months and 32% during the second quarter, we garnered approximately 180 basis points of performance from this holding

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

alone in the first half. Subsequent to the AMP acquisition, Tyco also announced additive acquisitions of Raychem and several smaller niche companies.

During the period, Gulfstream Aerospace, which rose about 27% in the first half, agreed to be acquired by General Dynamics. Earnings had been increasing at an annual pace of well over 20%, yet early in the second quarter the stock was selling at only about 12 times 2000 estimated earnings per share. After the deal closes in the third quarter, the Portfolio will hold about a 2.0% position in General Dynamics. We view General Dynamics as one of our non-traditional growth holdings. The company has been increasing earnings per share at an annual rate of about 15%. General Dynamics was a ten bagger in the early/mid 1990s when the company was in a divestiture mode. Today the company is in the process of proving they can also enhance shareholder value via acquisitions.

One of the sector themes which has percolated up from our stock research is what we call "imbedded" internet exposure. We believe the internet phenomenon is real and is permanently altering the way businesses interact with customers and how businesses interface with other businesses. We do not believe this is debatable. What could be debated, however, is the question of appropriate valuations for the pure play internet companies. We have elected to participate in this very exciting growth opportunity in a risk averse way, as we believe there are a number of internet business models that will not be successful and therefore the valuations accorded some of the high fliers will not be sustainable. Rather than owning the "dot.com" company du jour, we have exposure to internet content, advertising/media, telecommunication/satellite infrastructure and hardware plays through several well established companies such as Clear Channel Communications, Comcast, Time Warner, AT&T, MCI Worldcom, Cisco, Sun Micosystems and General Motors Corp., Class H (Hughes Electronics). We believe that a particularly interesting way to play the internet is through media/advertising companies that are used to drive eyeballs to websites. In total, imbedded internet plays accounted for about 25% of the Portfolio at quarter end. We believe this actually understates our "imbedded" exposure, as it excludes our 4.39% stake in Microsoft (a clear internet beneficiary) as well as the tower antennae companies such as American Tower and Crown Castle (1.1% of the Portfolio) which should benefit from the proliferation of wireless devices that can provide internet connectivity. Even General Electric (a 4.06% holding) has an imbedded internet play through its NBC subsidiary.

After increasing health care exposure in the first quarter from under 10% at year-end to about 13% at March 31, our weighting remained fairly stable during the second quarter. However, opportunistic investments and sales in the second quarter have transitioned the mix of investments to those companies that we believe have more powerful business momentum. Toward this end, we eliminated our successful investment in Bausch & Lomb after a substantial run-up in the stock price. We increased positions in Bristol-Myers and Warner Lambert as we believe the investment community does not fully appreciate their earnings potential. Proposed Medicare legislation and a strengthening economy (which makes stable pharmaceutical earnings growth look relatively less attractive) have led to nearly 20% relative underperformance for the drug group year-to-date. We believe these stocks are near their relative lows and we will look to add to them opportunistically.

Notwithstanding higher interest rates than we and the investment community had expected earlier in the year, we believe inflation remains in check. Gross domestic product growth, while stronger than expected, should be held to reasonable levels by the Fed and the recovery of foreign markets, while potentially powerful, is more likely to be U-shaped than V-shaped. This bodes well for the continued outperformance of medium and large capitalization growth stocks.

The Portfolio tends to be diversified by issue and we held over 70 securities at June 30. The Portfolio remains a mix of "classic" growth stocks such as Microsoft, General Electric, Cisco, Merck and Intel, as well as less traditional growth names such as Tyco International, United Technologies and Clear Channel Communications. At quarter end, our largest position was Tyco, which represented 6.7% of the Portfolio's net assets, and the ten largest holdings accounted for 38.5% the assets. We continue to believe that our philosophy of opportunistic concentration (of which our weighting in Tyco is a good example) should lead to above Index performance.

July 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------

COMMON STOCKS (92.3%)
  CAPITAL GOODS (19.7%)
    AEROSPACE/DEFENSE (1.9%)
   (a)24,100   Gulfstream Aerospace Corp........................  $ 1,628
                                                                  -------
    ELECTRICAL EQUIPMENT (4.2%)
      30,700   General Electric Co. ............................    3,469
    (a)7,400   Wesco International, Inc. .......................      152
                                                                  -------
                                                                    3,621
                                                                  -------
    MANUFACTURING (DIVERSIFIED) (11.5%)
      12,500   Textron, Inc. ...................................    1,029
      60,100   Tyco International Ltd...........................    5,694
      43,600   United Technologies Corp. .......................    3,126
                                                                  -------
                                                                    9,849
                                                                  -------
    OFFICE EQUIPMENT & SUPPLIES (2.1%)
      27,100   Pitney Bowes, Inc. ..............................    1,741
                                                                  -------
  TOTAL CAPITAL GOODS...........................................   16,839
                                                                  -------
  COMMUNICATION SERVICES (6.2%)
    TELECOMMUNICATIONS (CELLULAR/WIRELESS) (0.5%)
   (a)19,300   Crown Castle International Corp. ................      402
                                                                  -------
    TELECOMMUNICATIONS (LONG DISTANCE) (4.3%)
      23,860   AT&T Corp. ......................................    1,332
   (a)27,500   MCI WorldCom, Inc. ..............................    2,372
                                                                  -------
                                                                    3,704
                                                                  -------
    TELEPHONE (1.4%)
      18,500   Bell Atlantic Corp. .............................    1,209
                                                                  -------
  TOTAL COMMUNICATION SERVICES..................................    5,315
                                                                  -------
  CONSUMER CYCLICALS (13.0%)
    LEISURE TIME PRODUCTS (0.0%)
         300   Harley-Davidson, Inc. ...........................       16
                                                                  -------
    RETAIL (BUILDING SUPPLIES) (2.5%)
      33,000   Home Depot, Inc. ................................    2,126
                                                                  -------
    RETAIL (GENERAL MERCHANDISE) (3.8%)
   (a)20,400   Costco Co., Inc. ................................    1,633
      33,700   Wal-Mart Stores, Inc. ...........................    1,626
                                                                  -------
                                                                    3,259
                                                                  -------
    RETAIL (SPECIALTY) (3.2%)
   (a)21,200   Abercrombie & Fitch Co. .........................    1,018
      24,975   Gap, Inc. .......................................    1,258
      10,600   Intimate Brands, Inc. ...........................      502
                                                                  -------
                                                                    2,778
                                                                  -------
    RETAIL (SPECIALTY/APPAREL) (0.7%)
   (a)27,000   Office Depot, Inc. ..............................      596
                                                                  -------
    RETAIL (COMPUTERS & ELECTRONICS) (0.2%)
    (a)2,200   Best Buy Co., Inc. ..............................      149
                                                                  -------
    SERVICES (ADVERTISING/MARKETING) (1.1%)
      11,300   Omnicom Group, Inc. .............................      904
                                                                  -------

                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------
    SERVICES (COMMERCIAL & CONSUMER) (1.5%)
        (a)4   Berkshire Hathaway, Inc., Class A................  $   275
      (a)312   Berkshire Hathaway, Inc., Class B................      702
   (a)10,933   Nielson Media Research, Inc. ....................      320
                                                                  -------
                                                                    1,297
                                                                  -------
  TOTAL CONSUMER CYCLICALS......................................   11,125
                                                                  -------
  CONSUMER STAPLES (13.6%)
    BEVERAGES (ALCOHOLIC) (0.5%)
       6,700   Anheuser-Busch Co., Inc. ........................      475
                                                                  -------
    BEVERAGES (NON-ALCOHOLIC) (0.5%)
      13,300   Coca-Cola Enterprises, Inc. .....................      396
                                                                  -------
    BROADCASTING (TV, RADIO, CABLE) (7.4%)
   (a)37,600   AT&T Corp.-Liberty Media Group, Class A..........    1,382
   (a)14,600   Chancellor Media Corp., Class A..................      805
   (a)37,300   Clear Channel Communications, Inc. ..............    2,571
       1,300   Comcast Corp., Class A...........................       47
      37,500   Comcast Corp., Class A (Special).................    1,441
      (a)600   Mediaone Group, Inc. ............................       45
                                                                  -------
                                                                    6,291
                                                                  -------
    ENTERTAINMENT (2.4%)
      27,900   Time Warner, Inc. ...............................    2,051
                                                                  -------
    FOODS (0.4%)
   (a)12,200   Keebler Foods, Co. ..............................      370
                                                                  -------
    HOUSEHOLD PRODUCTS (NON-DURABLES) (1.1%)
      10,700   Procter & Gamble Co. ............................      955
                                                                  -------
    RESTAURANTS (0.3%)
    (a)8,200   Brinker International, Inc. .....................      223
                                                                  -------
    TOBACCO (1.0%)
      22,300   Philip Morris Cos., Inc. ........................      896
                                                                  -------
  TOTAL CONSUMER STAPLES........................................   11,657
                                                                  -------
  ENERGY (0.4%)
    OIL (INTERNATIONAL INTEGRATED) (0.4%)
       3,900   Exxon Corp. .....................................      301
                                                                  -------
  FINANCIAL (4.3%)
    BANKS (MAJOR REGIONAL) (1.1%)
      25,400   Bank of New York Co., Inc. ......................      932
                                                                  -------
    FINANCIAL (DIVERSIFIED) (3.2%)
      11,200   American Express Co. ............................    1,457
      27,700   Citigroup, Inc. .................................    1,316
      (a)100   E-Loan, Inc. ....................................        4
                                                                  -------
                                                                    2,777
                                                                  -------
  TOTAL FINANCIAL...............................................    3,709
                                                                  -------
  HEALTHCARE (12.4%)
    HEALTHCARE (DIVERSIFIED) (5.6%)
       6,300   American Home Products Corp. ....................      362
      27,900   Bristol-Myers Squibb Co. ........................    1,965
       7,900   Johnson & Johnson................................      774
      24,200   Warner Lambert Co. ..............................    1,679
                                                                  -------
                                                                    4,780
                                                                  -------
    HEALTHCARE (DRUGS--GENERIC & OTHERS) (1.2%)
      16,900   Amgen, Inc. .....................................    1,029
                                                                  -------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------
    HEALTHCARE (DRUGS--MAJOR PHARMS) (5.6%)
       5,500   Eli Lilly & Co. .................................  $   394
      26,100   Merck & Co., Inc. ...............................    1,931
      12,900   Pfizer, Inc. ....................................    1,416
       6,100   Pharmacia & Upjohn, Inc. ........................      347
      13,000   Schering-Plough Corp. ...........................      689
                                                                  -------
                                                                    4,777
                                                                  -------
  TOTAL HEALTHCARE..............................................   10,586
                                                                  -------
  TECHNOLOGY (22.4%)
    COMMUNICATION EQUIPMENT (3.4%)
   (a)22,100   American Tower Corp., Class A....................      530
    (a)2,600   Ciena Corp. .....................................       78
    (a)3,600   L-3 Communications Holdings, Inc. ...............      174
      11,100   Lucent Technologies, Inc. .......................      749
      14,700   Motorola, Inc. ..................................    1,393
                                                                  -------
                                                                    2,924
                                                                  -------
    COMPUTERS (HARDWARE) (0.4%)
    (a)4,700   Sun Microsystems, Inc. ..........................      324
                                                                  -------
    COMPUTERS (NETWORKING) (4.3%)
    (a)3,800   At Home Corp., Series A..........................      205
   (a)48,800   Cisco Systems, Inc. .............................    3,147
    (a)2,200   Juniper Networks, Inc. ..........................      328
                                                                  -------
                                                                    3,680
                                                                  -------
    COMPUTERS (PERIPHERALS) (0.4%)
   (a)14,300   Quantum Corp. ...................................      345
                                                                  -------
    COMPUTERS (SOFTWARE & SERVICES) (7.5%)
         500   Ask Jeeves, Inc. ................................        7
    (a)8,900   America Online, Inc. ............................      983
    (a)6,000   BMC Software, Inc. ..............................      324
         100   Clarent Corp. ...................................        1
   (a)11,100   Compuware Corp. .................................      353
   (a)41,600   Microsoft Corp. .................................    3,752
    (a)6,700   New Era of Networks, Inc. .......................      294
   (a)19,700   Novell, Inc. ....................................      522
    (a)5,750   Oracle Corp. ....................................      214
                                                                  -------
                                                                    6,450
                                                                  -------
    ELECTRONICS (COMPONENT DISTRIBUTORS) (0.6%)
    (a)2,900   Uniphase Corp. ..................................      482
                                                                  -------
    ELECTRONICS (DEFENSE) (1.7%)
    (a)5,900   General Motors Corp., Class H....................      332
    (a)7,800   Litton Industries, Inc. .........................      559
   (a)31,600   Loral Space & Communications Ltd.................      569
                                                                  -------
                                                                    1,460
                                                                  -------
    ELECTRONICS (SEMICONDUCTORS) (3.1%)
      36,400   Intel Corp. .....................................    2,166
       3,600   Texas Instruments, Inc. .........................      522
                                                                  -------
                                                                    2,688
                                                                  -------
                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------
    EQUIPMENT (SEMICONDUCTORS) (1.0%)
   (a)11,000   Applied Materials, Inc. .........................  $   813
                                                                  -------
  TOTAL TECHNOLOGY..............................................   19,166
                                                                  -------
  UTILITIES (0.3%)
    ELECTRIC COMPANIES (0.3%)
       3,100   Montana Power Co. ...............................      218
                                                                  -------
TOTAL COMMON STOCKS (COST $65,250)..............................   78,916
                                                                  -------

    FACE
   AMOUNT
   (000)
------------

SHORT-TERM INVESTMENT (2.5%)
 REPURCHASE AGREEMENT (2.5%)
      $2,127   Chase Securities, Inc. 4.55%, dated 6/30/99, due
                 7/1/99, to be repurchased at $2,127,
                 collateralized by U.S. Treasury Notes, 11.125%,
                 due 8/15/03, valued at $2,185
                 (COST $2,127)..................................    2,127
                                                                  -------

TOTAL INVESTMENTS (94.8%) (COST $67,377)........................   81,043
                                                                   -------
OTHER ASSETS (7.2%)
  Cash.................................................  $    15
  Receivable for Portfolio Shares Sold.................    5,255
  Receivable for Investments Sold......................      848
  Dividends Receivable.................................       39
  Other Assets.........................................        1    6,158
                                                         -------
LIABILITIES (-2.0%)
  Custodian Fees Payable...............................       (7)
  Investment Advisory Fees Payable.....................       (8)
  Administrative Fees Payable..........................      (17)
  Professional Fees Payable............................      (24)
  Payable for Portfolio Shares Redeemed................      (27)
  Payable for Investments Purchased....................   (1,602)
  Other Liabilities....................................      (38)  (1,723)
                                                         -------   -------
NET ASSETS (100%)...............................................   $85,478
                                                                   -------
                                                                   -------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE
Applicable to 4,906,898 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)...............................   $17.42
                                                                   -------
                                                                   -------
NET ASSETS CONSIST OF:
Paid in Capital.................................................   $69,929
Undistributed Net Investment Income.............................       35
Accumulated Net Realized Gain...................................    1,848
Unrealized Appreciation on Investments..........................   13,666
                                                                   -------
NET ASSETS......................................................   $85,478
                                                                   -------
                                                                   -------

----------------------------------------------------------------
(a) -- Non-income producing security
----------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

----------------------------------------------------------------

At June 30, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                NET
  COST     APPRECIATION   (DEPRECIATION)   APPRECIATION
  (000)        (000)           (000)           (000)
---------  -------------  ---------------  -------------
$  67,377    $  14,248       $    (582)      $  13,666

----------------------------------------------------------------

For the six months ended June 30, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $56,984,000 and $37,512,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 1999.
----------------------------------------------------------------

At December 31, 1998, the Portfolio had available capital loss carryforwards of approximately $879,000 to offset future net capital gains, to the extent provided by regulations, through December 31, 2006. To the extent that capital loss carryforwards are used to offset future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's net taxable year. For the period from November 1, 1998 to December 31, 1998, the Portfolio incurred and elected to defer until January 1, 1999, for U.S. Federal income tax purposes net capital losses of approximately $699,000.

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                        SIX MONTHS ENDED
                                           JUNE 30, 1999
                                             (UNAUDITED)
                                                   (000)
--------------------------------------------------------

INVESTMENT INCOME:
  Dividends                            $            192
  Interest                                           61
                                               --------
    Total Income                                    253
                                               --------
EXPENSES:
  Investment Advisory Fees                          187
  Less: Fees Waived                                (108)
                                               --------
  Net Investment Advisory Fees                       79
  Administrative Fees                                89
  Shareholder Reports                                55
  Professional Fees                                  44
  Custodian Fees                                     17
  Directors' Fees and Expenses                        1
  Other                                               5
                                               --------
    Net Expenses                                    290
                                               --------
Net Investment Loss                                 (37)
                                               --------
NET REALIZED GAIN ON:
  Investments Sold                                3,997
                                               --------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                     6,011
                                               --------
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation                      10,008
                                               --------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $          9,971
                                               --------
                                               --------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                        SIX MONTHS ENDED
                                           JUNE 30, 1999           YEAR ENDED
                                             (UNAUDITED)    DECEMBER 31, 1998
                                                   (000)                (000)
-----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)         $            (37)   $              82
  Net Realized Gain (Loss)                        3,997               (2,114)
  Change in Unrealized
    Appreciation/Depreciation                     6,011                6,719
                                               --------             --------
  Net Increase in Net Assets
    Resulting from Operations                     9,971                4,687
                                               --------             --------
DISTRIBUTIONS:
  Net Realized Gain                                  --                 (211)
                                               --------             --------
  Total Distributions                                --                 (211)
                                               --------             --------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                      26,549               45,859
 Distributions Reinvested                            --                  211
 Redeemed                                        (7,257)              (6,750)
                                               --------             --------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions               19,292               39,320
                                               --------             --------
 Total Increase in Net Assets                    29,263               43,796
NET ASSETS:
  Beginning of Period                            56,215               12,419
                                               --------             --------
  End of Period (Including
    undistributed net investment
    income of $35 and $72,
    respectively)                      $         85,478    $          56,215
                                               --------             --------
                                               --------             --------
-----------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                           1,633                3,215
      Shares Issued on Distributions
       Reinvested                                    --                   14
      Shares Redeemed                              (449)                (481)
                                               --------             --------
    Net Increase in Capital Shares
     Outstanding                                  1,184                2,748
                                               --------             --------
                                               --------             --------
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                                                 PERIOD FROM
                                              SIX MONTHS ENDED                              JANUARY 2, 1997*
                                                 JUNE 30, 1999             YEAR ENDED        TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                 (UNAUDITED)      DECEMBER 31, 1998                   1997
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $          15.10       $          12.74       $          10.00
                                                      -------                -------                -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                          (0.01)                  0.02                   0.02
  Net Realized and Unrealized Gain                       2.33                   2.43                   3.27
                                                      -------                -------                -------
  Total From Investment Operations                       2.32                   2.45                   3.29
                                                      -------                -------                -------
DISTRIBUTIONS
  Net Investment Income                                    --                     --                  (0.02)
  Net Realized Gain                                        --                  (0.09)                 (0.53)
                                                      -------                -------                -------
  Total Distributions                                      --                  (0.09)                 (0.55)
                                                      -------                -------                -------
NET ASSET VALUE, END OF PERIOD               $          17.42       $          15.10       $          12.74
                                                      -------                -------                -------
                                                      -------                -------                -------
TOTAL RETURN                                            15.36%                 19.29%                 33.05%
                                                      -------                -------                -------
                                                      -------                -------                -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)            $         85,478       $         56,215       $         12,419
Ratio of Expenses to Average Net Assets                  0.85%**                0.85%                  0.85%**
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                    (0.11)%**               0.28%                  0.41%**
Portfolio Turnover Rate                                    59%                   149%                   172%
------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period:
  Per Share Benefit to Net Investment
    Income (Loss)                            $           0.04       $           0.04       $           0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                         1.16%**                1.31%                  2.05%**
  Net Investment Loss to Average Net
    Assets                                              (0.42)%**              (0.18)%                (0.80)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1999, the Fund was comprised of twelve separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Equity Growth Portfolio. Please refer to the Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-11) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the records of the Portfolio. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. A Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                     FROM            MORE
                    FIRST        $500 MILLION        THAN
  PORTFOLIO     $500 MILLION     TO $1 BILLION    $1 BILLION
-------------  ---------------  ---------------  -------------
Equity Growth         0.55%            0.50%           0.45%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. OTHER: At June 30, 1999, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter Investment
  Management Inc. and Morgan Stanley Dean Witter
  Investment Management Limited;
  Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
  Principal, Morgan Stanley Dean Witter Investment Management
  Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinnacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.